SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
March 28, 2017

Evolving Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34261 (Commission File Number)	84-1010843 (I.R.S. Employer Identification No.)

9777 Pyramid Court, Suite 100, Englewood, Colorado 80112

(Address of principal executive offices)

Registrant’s telephone number, including area code: (303) 802-1000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02                                  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On March 28, 2017, Evolving Systems, Inc. (“Evolving Systems”) issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2016. The full text of Evolving Systems’ press release, together with the related unaudited financial and operating highlights, is furnished herewith as Exhibit 99.1.

ITEM 9.01                                  FINANCIAL STATEMENTS AND EXHIBITS

d)                                     Exhibits. The following exhibits are filed or furnished with this report.

Exhibit No.	Description
99.1	Press Release issued by Evolving Systems, Inc. announcing its financial results for the fourth quarter and year ended December 31, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 28, 2017

Evolving Systems, Inc.

By:	/s/ DANIEL J. MOORHEAD
Daniel J. Moorhead
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by Evolving Systems, Inc. announcing its financial results for the fourth quarter and year ended December 31, 2016.